POWER OF ATTORNEY

            WITH RESPECT TO NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)
                                       AND
                        NORTHBROOK LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


         Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Registration Statements and amendments thereto for the Northbrook Life Insurance Company and Northbrook Life Variable Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                        April 28, 2000
                                        Date



                                        /s/THOMAS J. WILSON, II
                                        -----------------------
                                        Thomas J. Wilson, II
                                        President, Chief Operating Officer,
                                        (Principal Executive Officer) and
                                          Director

                                POWER OF ATTORNEY

            WITH RESPECT TO NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)
                                       AND
                        NORTHBROOK LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


         Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Registration Statements and amendments thereto for the Northbrook Life Insurance Company and Northbrook Life Variable Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof

                                        April 28, 2000
                                        Date



                                        /s/MICHAEL J. VELOTTA
                                        ----------------------
                                        Michael J. Velotta
                                        Vice President, Secretary,
                                        General Counsel, and Director

                                POWER OF ATTORNEY

            WITH RESPECT TO NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)
                                       AND
                        NORTHBROOK LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


         Know all men by these presents that John R. Hunter, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, each acting individually, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Registration Statements and amendments thereto for the Northbrook Life Insurance Company and Northbrook Life Variable Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof


                                  April 28, 2000
                                  Date



                                  /s/JOHN R. HUNTER
                                  -------------------
                                  John R. Hunter
                                  Vice President and Director

                                POWER OF ATTORNEY

            WITH RESPECT TO NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)
                                       AND
                        NORTHBROOK LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


         Know all men by these presents that Samuel H. Pilch, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, each acting individually, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Registration Statements and amendments thereto for the Northbrook Life Insurance Company and Northbrook Life Variable Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof


                                   April 28, 2000
                                   Date



                                   /s/SAMUEL H. PILCH
                                   --------------------
                                   Samuel H. Pilch
                                   Controller

                                POWER OF ATTORNEY

            WITH RESPECT TO NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)
                                       AND
                        NORTHBROOK LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


         Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, each acting individually, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Registration Statements and amendments thereto for the Northbrook Life Insurance Company and Northbrook Life Variable Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof


                                   April 28, 2000
                                   Date



                                   /s/KEVIN R. SLAWIN
                                   ------------------
                                   Kevin R. Slawin
                                   Vice President and Director

                                POWER OF ATTORNEY

            WITH RESPECT TO NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)
                                       AND
                        NORTHBROOK LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


         Know all men by these presents that Casey J. Sylla, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, each acting individually, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Registration Statements and amendments thereto for the Northbrook Life Insurance Company and Northbrook Life Variable Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof


                                April 28, 2000
                                Date



                                /s/CASEY J. SYLLA
                                ------------------
                                Casey J. Sylla
                                Chief Investment Officer and Director

                                POWER OF ATTORNEY

            WITH RESPECT TO NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)
                                       AND
                        NORTHBROOK LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


         Know all men by these presents that Sarah R. Donahue, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, each acting individually, her attorney-in-fact, with power of substitution in any and all capacities, to sign any Registration Statements and amendments thereto for the Northbrook Life Insurance Company and Northbrook Life Variable Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof


                                   April 28, 2000
                                   Date



                                   /s/SARAH R. DONAHUE
                                   --------------------
                                   Sarah R. Donahue
                                   Assistant Vice President
                                   and Director

                                POWER OF ATTORNEY

            WITH RESPECT TO NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)
                                       AND
                        NORTHBROOK LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


         Know all men by these presents that Timothy N. Vander Pas, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, each acting individually, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Registration Statements and amendments thereto for the Northbrook Life Insurance Company and Northbrook Life Variable Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof


                                  April 28, 2000
                                  Date



                                  /s/TIMOTHY N. VANDER PAS
                                  -------------------------
                                  Timothy N. Vander Pas
                                  Assistant Vice President
                                  and Director